Independent Auditors' Consent




To the Shareholders and Board of Trustees of Smith Barney Income Funds:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated September 11, 2000, on the statement of assets and liabilities for the Smith Barney Balanced Fund (the "Fund") of Smith Barney Income Funds as of July 31, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings
"Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.



KPMG LLP
New York, New York
November 27, 2000



Independent Auditors' Consent




To the Shareholders and Board of Trustees of Smith Barney Income Funds:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated September 11, 2000, on the statement of assets and liabilities for the Smith Barney Convertible Fund (the "Fund") of Smith Barney Income Funds as of July 31, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings
"Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.


KPMG LLP
New York, New York
November 27, 2000



Independent Auditors' Consent




To the Shareholders and Board of Trustees of Smith Barney Income Funds:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated September 11, 2000, on the statement of assets and liabilities for the Smith Barney Diversified Strategic Income Fund (the "Fund") of Smith Barney Income Funds as of July 31, 2000 and the related statementsof operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings
"Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.


KPMG LLP
New York, New York
November 27, 2000



Independent Auditors' Consent




To the Shareholders and Board of Trustees of Smith Barney Income Funds:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated September 11, 2000, on the statement of assets and liabilities for the Smith Barney Exchange Reserve Fund (the "Fund") of Smith Barney Income Funds as of July 31, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings
"Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.



KPMG LLP
New York, New York
November 27, 2000



Independent Auditors' Consent




To the Shareholders and Board of Trustees of Smith Barney Income Funds:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated September 11, 2000, on the statement of assets and liabilities for the Smith Barney High Income Fund (the "Fund") of Smith Barney Income Funds as of July 31, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings
"Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.


KPMG LLP
New York, New York
November 27, 2000



Independent Auditors' Consent




To the Shareholders and Board of Trustees of Smith Barney Income Funds:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated September 11, 2000, on the statement of assets and liabilities for the Smith Barney Municipal High Income Fund (the "Fund") of the Smith Barney Income Funds as of July 31, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings
"Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.



KPMG LLP
New York, New York
November 27, 2000



Independent Auditors' Consent




To the Shareholders and Board of Trustees of Smith Barney Income Funds:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated September 11, 2000, on the statement of assets and liabilities for the Smith Barney Total Return Bond Fund (the "Fund") of Smith Barney Income Funds as of July 31, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the two-year period then ended and for the period from February 27, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings
"Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.



KPMG LLP
New York, New York
November 27, 2000

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